UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02192

The Dreyfus Third Century Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	5/31
Date of reporting period:	5/31/2016

FORM N-CSR

Item 1.                         Reports to Stockholders.

The Dreyfus Third Century Fund, Inc.

ANNUAL REPORT May 31, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

The Dreyfus Third Century Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Third Century Fund, Inc., covering the 12-month period from June 1, 2015 through May 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery generally has remained intact. New job creation, declining unemployment claims, improved consumer confidence, and higher housing prices have supported an economic expansion that so far has lasted seven years. In response, the Federal Reserve Board raised short-term interest rates in December 2015 for the first time in nearly a decade. Broad measures of U.S. stock and bond market performance exhibited heightened volatility on their way to posting relatively mild gains or losses for the reporting period overall.

On the other hand, the global economy has continued to struggle with persistently slow growth despite historically aggressive monetary policies as weak demand, volatile commodity prices, and the lingering effects of various financial crises took their toll. These developments proved especially challenging for stocks and riskier sectors of the bond market early in the reporting period, and a later rally was not enough to offset those losses. In contrast, high-quality sovereign bonds mostly benefited from falling interest rates.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfs Corporation
June 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2015 through May 31, 2016, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, and Ronald P. Gala, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2016, The Dreyfus Third Century Fund’s Class A shares produced a total return of -3.86%, Class C shares returned -4.48%, Class I shares returned -3.55%, and Class Z shares returned -3.57%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), provided a total return of 1.71% for the same period.2

U.S. equities produced mildly positive total returns over the reporting period, masking heightened market volatility. Underweighted exposure to large-cap stocks, particularly those with low environmental, social and corporate governance (“ESG”) ratings, dampened the fund’s results compared to its benchmark.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, invests at least 80% of its net assets in the common stocks of companies that, in our opinion, meet traditional investment standards and conduct their businesses in a manner that contributes to the enhancement of the quality of life in America. The fund’s investment strategy combines computer modeling techniques, fundamental analysis, and risk management with a social investment process.

In selecting stocks, we begin by using computer models to identify and rank stocks within an industry or sector based on several characteristics, including value, growth and financial profile. Next, based on fundamental analysis, we designate the most attractive of the higher-ranked securities as potential purchase candidates, and then evaluate each stock to determine whether the company meets the fund’s socially responsible investment criteria. Evaluations consider each security’s record in the areas of protection and improvement of the environment, proper use of our natural resources, occupational health and safety, consumer protection and product purity, and equal employment opportunity. We then further examine the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies we consider to be the most attractive based on financial considerations.

The fund normally focuses on large-cap growth stocks; however, the fund also may invest in value-oriented, mid cap, and small-cap stocks.

Market Declines Followed by Robust Rally

After hitting record highs in May, U.S. stocks began to decline over the summer of 2015 in response to disappointing economic data and a currency devaluation in China, falling commodity prices, and expectations that the Federal Reserve Board would soon raise U.S. interest rates. Equities remained choppy during the fall as investors reacted to disappointing economic data in Europe and Japan. The market’s slide intensified in January, when China reported sluggish economic activity, commodity prices plummeted, and investors worried about the potential impact of additional U.S. rate hikes on the global economy.

DISCUSSION OF FUND PERFORMANCE (continued)

Investor sentiment began to improve in mid-February in response to stabilizing oil prices, additional easing measures from the European Central Bank and China, and indications that U.S. interest rates would rise more gradually than previously feared. However, investors’ spirits were dampened in late April by mixed corporate earnings reports. The market’s advance resumed in May, enabling the S&P 500 Index to post a modestly positive total return for the reporting period overall.

Smaller Stocks Fell Out of Favor

The fund’s performance compared to its benchmark was constrained by its socially responsible investment policies, which prevented it from owning some of the reporting period’s better performers. Due to the low ESG ratings of some large companies, the fund held a bias toward smaller companies that substantially lagged large-cap market averages.

In the consumer discretionary sector, a low ESG rating prevented the fund from owning Amazon.com, which fared very well. In addition, Signet Jewelers missed revenue targets, resulting in analyst downgrades. Among energy companies, lack of exposure to ESG-challenged integrated oil producers such as Chevron hurt relative results, as did a position in oil refiner Marathon Petroleum, which encountered concerns surrounding future gasoline demand. In the health care sector, AmerisourceBergen plummeted after the company provided a weaker business forecast stemming from pricing and sales pressures. Gilead Sciences declined along with other biotechnology stocks amid pricing and competitive pressures.

The fund achieved better results in other areas. Semiconductor company NVIDIA reported strength in its high-end gaming, datacenter, and automobile segments. Electric utility NextEra Energy was rewarded for its defensive characteristics and strong financial results. Southwest Airlines benefited from low fuel costs. Household goods seller Clorox posted gains driven by strong organic sales and profit margin growth. Coca-Cola Enterprises advanced when it announced a merger with other bottlers.

A Constructive Investment Posture

While our quantitative investment process does not focus on macroeconomic developments, we have been encouraged by recent evidence that investors are turning their focus toward underlying business fundamentals. In this environment, we have continued to find ample opportunities among companies with attractive valuations, earnings sustainability, favorable behavioral characteristics, and high ESG ratings.

June 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund and, as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Third Century Fund, Inc. Class A shares, Class C shares, Class I shares and Class Z shares and the Standard & Poor's 500 Composite Stock Price Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of The Dreyfus Third Century Fund, Inc. on 5/31/06 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.

The Dreyfus Third Century Fund, Inc. primarily seeks capital growth through investment in common stocks of companies that the fund’s management believes not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal. The Index is a widely accepted, unmanaged index of overall U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. The Index is not subject to the same socially responsible investment criteria as The Dreyfus Third Century Fund, Inc. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 5/31/16
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	-9.40%	7.80%	6.29%
without sales charge	-3.86%	9.09%	6.92%
Class C shares
with applicable redemption charge †	-5.30%	8.29%	6.14%
without redemption	-4.48%	8.29%	6.14%
Class I shares	-3.55%	9.46%	7.32%
Class Z shares	-3.57%	9.34%	7.19%
Standard & Poor’s 500 Composite Stock Price Index	1.71%	11.65%	7.40%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Third Century Fund, Inc. from December 1, 2015 to May 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2016

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.13	$9.85	$4.59	$5.19
Ending value (after expenses)	$993.90	$990.50	$995.10	$994.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2016

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.21	$9.97	$4.65	$5.25
Ending value (after expenses)	$1,018.85	$1,015.10	$1,020.40	$1,019.80

† Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 1.98% for Class C, .92% for Class I and 1.04% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2016

Common Stocks - 99.1%	Shares		Value ($)
Banks - 3.6%
Citizens Financial Group	39,000		918,450
Comerica	34,950		1,646,145
People's United Financial	220,100		3,495,188
PNC Financial Services Group	50,900		4,567,766
			10,627,549
Capital Goods - 7.0%
3M	42,600		7,170,432
General Electric	290,450		8,780,303
Quanta Services	206,600	[a]	4,964,598
			20,915,333
Consumer Durables & Apparel - 3.5%
NIKE, Cl. B	104,800		5,787,056
PVH	48,700		4,568,060
			10,355,116
Diversified Financials - 6.8%
American Express	26,450		1,739,352
Franklin Resources	50,000		1,867,500
Northern Trust	74,000		5,483,400
State Street	82,100		5,177,226
T. Rowe Price Group	76,000		5,856,560
			20,124,038
Energy - 6.7%
Exxon Mobil	37,600		3,347,152
Hess	15,100		904,943
Marathon Oil	900		11,763
Marathon Petroleum	116,600		4,061,178
Phillips 66	21,900	[b]	1,759,884
Spectra Energy	118,950		3,789,747
Tesoro	20,500		1,600,640
Valero Energy	82,000		4,485,400
			19,960,707
Food, Beverage & Tobacco - 5.1%
Campbell Soup	37,200	[b]	2,253,204
General Mills	64,300		4,036,754
Hormel Foods	9,900		340,659
Mondelez International, Cl. A	126,900		5,645,781

Common Stocks - 99.1% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 5.1% (continued)
PepsiCo	27,750		2,807,468
			15,083,866
Health Care Equipment & Services - 5.3%
AmerisourceBergen	54,150		4,060,167
Cardinal Health	62,700		4,950,165
Cigna	12,050		1,543,726
Henry Schein	30,200	[a]	5,246,646
			15,800,704
Household & Personal Products - 1.5%
Clorox	34,300		4,408,922
Insurance - 3.6%
Chubb	51,600		6,533,076
Marsh & McLennan Cos.	62,400		4,122,768
			10,655,844
Materials - 2.9%
Ecolab	44,150		5,176,146
International Flavors & Fragrances	27,150		3,502,350
			8,678,496
Media - 3.5%
Charter Communications, Cl. A	.05	[a]	36
Discovery Communications, Cl. A	29,000	[a]	807,650
Time Warner	76,300		5,772,690
Walt Disney	38,200		3,790,204
			10,370,580
Pharmaceuticals, Biotechnology & Life Sciences - 11.0%
Agilent Technologies	128,800		5,910,632
Biogen	11,450	[a]	3,317,409
Gilead Sciences	76,000		6,616,560
Johnson & Johnson	12,100		1,363,549
Merck & Co.	76,400		4,298,264
PerkinElmer	10,800		591,300
Waters	41,050	[a]	5,646,427
Zoetis	103,900		4,926,938
			32,671,079
Retailing - 3.9%
Nordstrom	100,000		3,798,000
Signet Jewelers	41,600		4,117,152
Tiffany & Co.	56,600	[b]	3,506,936
			11,422,088

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.1% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.0%
Intel	82,000		2,590,380
NVIDIA	133,400	[b]	6,232,448
			8,822,828
Software & Services - 12.4%
Accenture, Cl. A	57,800		6,876,466
Alphabet, Cl. A	7,500	[a]	5,616,375
Alphabet, Cl. C	10,600	[a]	7,798,632
Citrix Systems	60,100	[a]	5,103,692
Electronic Arts	24,900	[a]	1,911,075
Microsoft	178,600		9,465,800
			36,772,040
Technology Hardware & Equipment - 8.2%
Apple	84,675		8,455,645
Cisco Systems	255,425		7,420,096
Corning	71,300		1,489,457
EMC	62,575		1,748,971
Hewlett Packard Enterprise	71,900		1,327,993
Motorola Solutions	56,300		3,899,901
			24,342,063
Telecommunication Services - 1.5%
CenturyLink	163,200	[b]	4,425,984
Transportation - 3.7%
Delta Air Lines	90,200		3,920,092
Expeditors International of Washington	24,300		1,179,765
Southwest Airlines	141,600		6,015,168
			11,115,025
Utilities - 5.9%
Exelon	176,800		6,058,936
NextEra Energy	54,000		6,486,480
Sempra Energy	46,800		5,013,216
			17,558,632
Total Investments (cost $249,401,519)	99.1%		294,110,894
Cash and Receivables (Net)	.9%		2,755,908
Net Assets	100.0%		296,866,802

aNon-income producing security.
bSecurity, or portion thereof, on loan. At May 31, 2016, the value of the fund’s securities on loan was $13,572,036 and the value of the collateral held by the fund was $13,783,556, consisting of U.S. Government & Agency securities.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	12.4
Pharmaceuticals, Biotechnology & Life Sciences	11.0
Technology Hardware & Equipment	8.2
Capital Goods	7.0
Diversified Financials	6.8
Energy	6.7
Utilities	5.9
Health Care Equipment & Services	5.3
Food, Beverage & Tobacco	5.1
Retailing	3.9
Transportation	3.7
Insurance	3.6
Banks	3.6
Media	3.5
Consumer Durables & Apparel	3.5
Semiconductors & Semiconductor Equipment	3.0
Materials	2.9
Telecommunication Services	1.5
Household & Personal Products	1.5
99.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,572,036)—Note 1(b):	249,401,519	294,110,894
Receivable for investment securities sold		7,689,580
Dividends and securities lending income receivable		687,906
Receivable for shares of Common Stock subscribed		94,589
Prepaid expenses		26,012
		302,608,981
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		282,201
Cash overdraft due to Custodian		1,482,276
Payable for investment securities purchased		3,800,810
Payable for shares of Common Stock redeemed		49,982
Accrued expenses		126,910
		5,742,179
Net Assets ($)		296,866,802
Composition of Net Assets ($):
Paid-in capital		236,607,620
Accumulated undistributed investment income—net		3,080,292
Accumulated net realized gain (loss) on investments		12,469,515
Accumulated net unrealized appreciation (depreciation) on investments		44,709,375
Net Assets ($)		296,866,802

Net Asset Value Per Share	Class A	Class C	Class I	Class Z
Net Assets ($)	19,733,273	6,016,524	10,150,471	260,966,534
Shares Outstanding	1,641,156	566,079	828,334	21,305,450
Net Asset Value Per Share ($)	12.02	10.63	12.25	12.25

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,223,137
Affiliated issuers	4,908
Income from securities lending—Note 1(b)	40,815
Total Income	6,268,860
Expenses:
Management fee—Note 3(a)	2,253,781
Shareholder servicing costs—Note 3(c)	545,290
Professional fees	103,896
Directors’ fees and expenses—Note 3(d)	80,286
Registration fees	61,352
Distribution fees—Note 3(b)	46,317
Prospectus and shareholders’ reports	41,957
Custodian fees—Note 3(c)	27,606
Loan commitment fees—Note 2	2,860
Miscellaneous	22,511
Total Expenses	3,185,856
Less—reduction in fees due to earnings credits—Note 3(c)	(2,401)
Net Expenses	3,183,455
Investment Income—Net	3,085,405
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	12,513,619
Net unrealized appreciation (depreciation) on investments	(28,239,034)
Net Realized and Unrealized Gain (Loss) on Investments	(15,725,415)
Net (Decrease) in Net Assets Resulting from Operations	(12,640,010)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2016	2015
Operations ($):
Investment income—net	3,085,405	2,752,399
Net realized gain (loss) on investments	12,513,619	37,293,055
Net unrealized appreciation (depreciation) on investments	(28,239,034)	(8,312,030)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,640,010)	31,733,424
Dividends to Shareholders from ($):
Investment income—net:
Class A	(139,886)	(164,985)
Class C	(6,850)	(10,903)
Class I	(111,308)	(105,357)
Class Z	(2,498,483)	(2,361,670)
Net realized gain on investments:
Class A	(2,598,498)	(2,807,610)
Class C	(890,755)	(807,703)
Class I	(1,315,766)	(1,271,347)
Class Z	(32,487,966)	(32,226,444)
Total Dividends	(40,049,512)	(39,756,019)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,176,193	9,563,033
Class C	1,042,151	1,714,594
Class I	2,435,954	6,041,226
Class Z	2,723,316	4,477,336
Dividends reinvested:
Class A	2,560,414	2,832,437
Class C	569,063	532,986
Class I	675,934	694,528
Class Z	33,179,620	33,019,074
Cost of shares redeemed:
Class A	(4,546,456)	(12,933,000)
Class C	(1,069,793)	(1,089,139)
Class I	(3,583,131)	(2,529,472)
Class Z	(20,422,268)	(22,585,221)
Increase (Decrease) in Net Assets from Capital Stock Transactions	15,740,997	19,738,382
Total Increase (Decrease) in Net Assets	(36,948,525)	11,715,787
Net Assets ($):
Beginning of Period	333,815,327	322,099,540
End of Period	296,866,802	333,815,327
Undistributed investment income—net	3,080,292	2,751,894

	Year Ended May 31,
	2016	2015
Capital Share Transactions (Shares):
Class Aa
Shares sold	167,893	650,462
Shares issued for dividends reinvested	215,886	199,890
Shares redeemed	(359,752)	(874,356)
Net Increase (Decrease) in Shares Outstanding	24,027	(24,004)
Class C
Shares sold	91,687	128,674
Shares issued for dividends reinvested	54,094	41,672
Shares redeemed	(97,526)	(81,343)
Net Increase (Decrease) in Shares Outstanding	48,255	89,003
Class I
Shares sold	193,828	403,310
Shares issued for dividends reinvested	56,001	48,265
Shares redeemed	(275,956)	(170,802)
Net Increase (Decrease) in Shares Outstanding	(26,127)	280,773
Class Za
Shares sold	219,549	294,448
Shares issued for dividends reinvested	2,748,932	2,294,585
Shares redeemed	(1,586,299)	(1,512,220)
Net Increase (Decrease) in Shares Outstanding	1,382,182	1,076,813

aDuring the period ended May 31, 2016, 10,007 Class Z shares representing $108,775 were exchanged for 9,786 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.38	14.82	12.76	10.24	10.61
Investment Operations:
Investment income—net[a]	.11	.09	.10	.13	.05
Net realized and unrealized gain (loss) on investments	(.69)	1.33	2.45	2.46	(.38)
Total from Investment Operations	(.58)	1.42	2.55	2.59	(.33)
Distributions:
Dividends from investment income—net	(.09)	(.10)	(.14)	(.05)	(.04)
Dividends from net realized gain on investments	(1.69)	(1.76)	(.35)	(.02)	-
Total Distributions	(1.78)	(1.86)	(.49)	(.07)	(.04)
Net asset value, end of period	12.02	14.38	14.82	12.76	10.24
Total Return (%)[b]	(3.86)	9.81	20.37	25.47	(3.13)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23	1.20	1.22	1.25	1.31
Ratio of net expenses to average net assets	1.23	1.20	1.22	1.25	1.31
Ratio of net investment income to average net assets	.86	.62	.70	1.11	.46
Portfolio Turnover Rate	61.45	57.09	34.37	48.33	64.12
Net Assets, end of period ($ x 1,000)	19,733	23,248	24,320	17,562	14,469

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

	Year Ended May 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.93	13.52	11.72	9.43	9.80
Investment Operations:
Investment income (loss)—net[a]	.01	(.02)	(.01)	.04	(.03)
Net realized and unrealized gain (loss) on investments	(.61)	1.21	2.23	2.27	(.34)
Total from Investment Operations	(.60)	1.19	2.22	2.31	(.37)
Distributions:
Dividends from investment income—net	(.01)	(.02)	(.07)	-	-
Dividends from net realized gain on investments	(1.69)	(1.76)	(.35)	(.02)	-
Total Distributions	(1.70)	(1.78)	(.42)	(.02)	-
Net asset value, end of period	10.63	12.93	13.52	11.72	9.43
Total Return (%)[b]	(4.48)	9.00	19.33	24.55	(3.78)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98	1.96	1.99	2.00	2.05
Ratio of net expenses to average net assets	1.98	1.96	1.99	2.00	2.05
Ratio of net investment income (loss) to average net assets	.11	(.11)	(.07)	.35	(.27)
Portfolio Turnover Rate	61.45	57.09	34.37	48.33	64.12
Net Assets, end of period ($ x 1,000)	6,017	6,698	5,800	4,332	3,313

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.63	15.04	12.95	10.39	10.77
Investment Operations:
Investment income—net[a]	.15	.14	.14	.17	.09
Net realized and unrealized gain (loss) on investments	(.70)	1.36	2.48	2.51	(.38)
Total from Investment Operations	(.55)	1.50	2.62	2.68	(.29)
Distributions:
Dividends from investment income—net	(.14)	(.15)	(.18)	(.10)	(.09)
Dividends from net realized gain on investments	(1.69)	(1.76)	(.35)	(.02)	-
Total Distributions	(1.83)	(1.91)	(.53)	(.12)	(.09)
Net asset value, end of period	12.25	14.63	15.04	12.95	10.39
Total Return (%)	(3.55)	10.18	20.65	25.98	(2.72)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.90	.91	.90	.92
Ratio of net expenses to average net assets	.91	.90	.91	.90	.92
Ratio of net investment income to average net assets	1.17	.96	1.01	1.46	.86
Portfolio Turnover Rate	61.45	57.09	34.37	48.33	64.12
Net Assets, end of period ($ x 1,000)	10,150	12,499	8,629	4,558	2,766

a Based on average shares outstanding.
See notes to financial statements.

	Year Ended May 31,
Class Z Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.62	15.03	12.94	10.38	10.76
Investment Operations:
Investment income—net[a]	.14	.13	.13	.15	.07
Net realized and unrealized gain (loss) on investments	(.69)	1.35	2.47	2.51	(.38)
Total from Investment Operations	(.55)	1.48	2.60	2.66	(.31)
Distributions:
Dividends from investment income—net	(.13)	(.13)	(.16)	(.08)	(.07)
Dividends from net realized gain on investments	(1.69)	(1.76)	(.35)	(.02)	-
Total Distributions	(1.82)	(1.89)	(.51)	(.10)	(.07)
Net asset value, end of period	12.25	14.62	15.03	12.94	10.38
Total Return (%)	(3.57)	10.06	20.50	25.80	(2.86)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	.98	1.01	1.03	1.07
Ratio of net expenses to average net assets	1.03	.98	1.01	1.03	1.07
Ratio of net investment income to average net assets	1.05	.86	.91	1.32	.71
Portfolio Turnover Rate	61.45	57.09	34.37	48.33	64.12
Net Assets, end of period ($ x 1,000)	260,967	291,371	283,351	255,298	221,387

a Based on average shares outstanding.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Third Century Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	289,993,742	-	-	289,993,742
Equity Securities - Foreign Common Stocks†	4,117,152	-	-	4,117,152

† See Statement of Investments for additional detailed categorizations.

At May 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2016, The Bank of New York Mellon earned $10,290 from lending portfolio securities, pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2016 were as follows:

Affiliated Investment Company	Value 5/31/2015 ($)	Purchases ($)	Sales ($)	Value 5/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	5,073,435	52,235,011	57,308,446	-	-
Dreyfus Institutional Preferred Plus Money Market Fund	4,946,628	25,843,712	30,790,340	-	-
Total	10,020,063	78,078,723	88,098,786	-	-

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,080,292, undistributed capital gains $12,479,100 and unrealized appreciation $44,699,790.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2016 and May 31, 2015 were as follows: ordinary income $4,832,526 and $5,023,833, and long-term capital gains $35,216,986 and $34,732,186, respectively.

During the period ended May 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund decreased accumulated undistributed investment income-net by $480 and increased accumulated undistributed net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with Dreyfus, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. During the period ended May 31, 2016, there was no expense reimbursement pursuant to the Agreement.

During the period ended May 31, 2016, the Distributor retained $4,388 from commissions earned on sales of the fund’s Class A shares and $23 from CDSCs on redemptions of the fund’s Class C shares.

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2016, Class C shares were charged $46,317 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2016, Class A and Class C shares were charged $51,469 and $15,439, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2016, Class Z shares were charged $269,354 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2016, the fund was charged $122,107 for transfer agency services and $9,071 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2,401.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2016, the fund was charged $27,606 pursuant to the custody agreement.

During the period ended May 31, 2016, the fund was charged $10,069 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $182,667, Distribution Plan fees $3,694, Shareholder Services Plan fees $57,563, custodian fees $10,761, Chief Compliance Officer fees $4,010 and transfer agency fees $23,506.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2016, amounted to $183,750,111 and $201,178,266, respectively.

At May 31, 2016, the cost of investments for federal income tax purposes was $249,411,104; accordingly, accumulated net unrealized appreciation on investments was $44,699,790, consisting of $51,009,028 gross unrealized appreciation and $6,309,238 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Dreyfus Third Century Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Third Century Fund, Inc., including the statement of investments, as of May 31, 2016 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Third Century Fund, Inc. at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2016

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended May 31, 2016 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,832,526 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby reports $.0941 per share as a short-term capital gain distribution and $1.5963 per share as a long-term capital gain distribution paid on December 3, 2015.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (64)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Nathan Leventhal (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 108

———————

Roslyn M. Watson (66)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 35

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 59

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Isabel P. Dunst (69)

Board Member (2014)

2014

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 35

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the fund as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 157 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

The Dreyfus Third Century Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DTCAX Class C: DTCCX Class I: DRTCX Class Z: DRTHX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2016 MBSC Securities Corporation 0035AR0516

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,031 in 2015 and $33,856 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,273 in 2015 and $6,430 in 2016.These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $9,767 in 2015 and $4,284 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,467 in 2015 and $1,247 in 2016. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,773,877 in 2015 and $21,426,949 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Third Century Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    July 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)